UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 4, 2019
Date of Report (Date of earliest event reported)

TiVo Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-37870	61-1793262
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

2160 Gold Street
San Jose, California 95002
(Address of principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TIVO	The Nasdaq Stock Market LLC

ITEM 7.01    Regulation FD Disclosure.

On May 9, 2019, TiVo Corporation (the “Company” or “TiVo”) issued a press release announcing that its Board of Directors has unanimously approved the pursuit of separation of its Product and IP Licensing businesses. The separation is expected to be effected through a spin-off of the Company’s Product business and operations from the Company’s IP Licensing business, with the Product business becoming a separately traded public company.

The Company has been reporting its Product and IP Licensing businesses separately in the Segment footnote of its financial statements filed with the Securities and Exchange Commission on Form 10-Q and Form 10-K for many years. Adjusted EBITDA is the Company’s Segment measure of profitability and does not include any adjustments relating to the proposed spin-off. The Company does not allocate, and Segment Adjusted EBITDA does not include, certain general and administrative expenses, such as corporate management, finance, legal and human resources to its segments. The Company estimates that the stand-alone IP Company (“IP Co”) will have annual GAAP general and administrative expenses of $30 million and Non-GAAP G&A expenses of approximately $22 million. The Company also estimates that on a stand-alone basis IP Co will have annual GAAP selling and marketing expenses of $26 million and Non-GAAP selling and marketing expenses of approximately $22 million. This Non-GAAP estimate of selling and marketing expenses is approximately $5 million less than the amount of selling and marketing expenses that have been included in the IP Segment Adjusted EBITDA for the twelve months ended March 31, 2019, due to the more focused effort required for an IP only sales organization. On a go forward basis IP Co will incur expenses to acquire new inventions to patent. The Company estimates IP Co will initially spend approximately $15 million a year to acquire these inventions or to purchase patents increasing to approximately $30 million overtime. In addition, for historical reporting purposes Analog Content Protection (“ACP”) revenue has been included in the Company’s Product Segment but will be retained by IP Co after the separation. ACP revenue for the twelve months ending March 31, 2019 was $6.4 million.

The Company also expects to include $75 million to $100 million in cash with the Product business when it is spun-out.

NON-GAAP FINANCIAL INFORMATION

TiVo Corporation provides Non-GAAP information to assist investors in assessing its operations in the way that its management evaluates those operations. Non-GAAP General and Administrative Expenses and Non-GAAP Selling and Marketing are supplemental measures of the Company's performance that are not required by, and are not determined in accordance with, GAAP. Non-GAAP financial information is not a substitute for any financial measure determined in accordance with GAAP.

Non-GAAP General and Administrative Expenses is defined as GAAP general and administrative expenses excluding equity-based compensation, separation costs, transaction, transition and integration expenses, retention earn-outs payable to former shareholders of acquired businesses, earn-out settlements, CEO transition cash costs, remeasurement of contingent consideration and gain on settlement of acquired receivable.

Non-GAAP Selling and Marketing Expenses is defined as GAAP selling and marketing expenses excluding equity-based compensation, separation costs, transaction, transition and integration expenses and retention earn-outs payable to former shareholders of acquired businesses.

IP Co
RECONCILIATION OF GAAP TO NON-GAAP FORECAST FINANCIAL INFORMATION
(In millions)
(Unaudited)

Estimated Annual Expenses
General and Administrative Expenses	$30
Equity-Based Compensation	8
Non-GAAP General and Administrative Expenses	$22

Estimated Annual Expenses
Selling and Marketing Expenses	$26
Equity-Based Compensation	4
Non-GAAP Selling and Marketing Expenses	$22

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, the success of the Company's plans to separate the Product and IP Licensing businesses into two independent companies, the stand-alone IP Company’s annual GAAP and non-GAAP general and administrative and selling and marketing expenses, and the amount of cash expected to be included in the Company’s Product business when it is spun out. These forward-looking statements are based on TiVo’s current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future”, "believe," "expect," "may," "will," "intend," "estimate," "continue," or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include delay or failure to accomplish the planned separation of the Company’s Product and IP Licensing businesses for any reason, changes in the amount and timing of general and administrative and selling and marketing expenses, and the amount of cash ultimately decided to be included in the Company’s Product business when it is spun out, as well as the other potential factors described under "Risk Factors" included in TiVo’s Quarterly Report on Form 10-Q for the three months ended March 31, 2019 and Annual Report on Form 10-K for the year ended December 31, 2018 and other documents of TiVo Corporation on file with the Securities and Exchange Commission (available at www.sec.gov). TiVo cautions you not to place undue reliance on forward-looking statements, which reflect an analysis only and speak only as of the date hereof. TiVo assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TiVo Corporation (Registrant)

Date:	By:	/s/ Peter C. Halt
June 4, 2019		Peter C. Halt
Chief Financial Officer